UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Legg Mason Partners Investment Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York,	NY 10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place,4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30,

Date of reporting period: April 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

APRIL 30, 2006

Legg Mason Partners

Hansberger Global Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Hansberger Global Value Fund

Annual Report  •  April 30, 2006

What’s

Inside

Fund Objective

The Fund seeks long-term capital growth.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was generally strong during the one-year reporting period. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)i advanced 4.1%. GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with GDP rising an estimated 5.3%. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

Overseas, economic growth has been improving in many areas. After a lengthy period of weakness and deflation, Japan’s economy has gained momentum due, in part, to strong exports and improving consumer spending. Growth in the Eurozone has also been strengthening on the back of improved domestic spending in countries such as Germany. In addition, interest rates have remained low in the region.

For the one-year period ended April 30, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexii returning 15.41%. While high oil and commodity prices, steadily rising interest rates, and geopolitical issues triggered periods of market volatility, investors generally remained focused on the strong corporate profit environment.

Investment returns were even stronger in the international equity markets. While these markets experienced many of the same issues as the U.S., they rallied on expectations for improving economic growth and solid corporate profits. During the one-year period ended April 30, 2006, the MSCI EAFE Index iii rose 33.49%. This was surpassed by the emerging equity markets, as the MSCI Emerging Markets Indexiv surged 62.31% over the same period.

Legg Mason Partners Hansberger Global Value Fund         I

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract and sub-advisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager and a new sub-advisory contract between the Manager and the sub-adviser, each of which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

II         Legg Mason Partners Hansberger Global Value Fund

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

May 25, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iii	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

iv	The MSCI Emerging Markets Index consists of emerging market companies with an average size of $800 million. The index measures the performance of emerging markets in South America, South Africa, Asia and Eastern Europe.

Legg Mason Partners Hansberger Global Value Fund         III

Manager Overview

Special Shareholder Notice

Prior to April 7, 2006, the Fund operated under the name Smith Barney Hansberger Global Value Fund. The Fund’s investment strategy and objective have not changed.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global equity markets posted solid returns over the past twelve months, supported by strong economic growth and positive corporate fundamentals. The performance of the equity markets during this period was broad based with nine of the ten economic sectors represented in the benchmark MSCI All Country World Index (“MSCI ACWI Index”)i, posting double digit returns and seven of these sectors posting returns in excess of 20%. The strength of the global economy was especially advantageous to companies in the materials and energy sectors, as they benefited from rising demand and prices for products such as oil, natural gas, copper, nickel and iron ore. The materials and energy sectors of the MSCI ACWI Index rose by 50.8% and 43.8%, respectively, during the 12-month reporting period.

From a geographical perspective, emerging markets and Japan led the rally in the global equity markets over the past year. Emerging market countries benefited from the strength of the global economy and improvements in domestic demand for many of these high growth countries. In Japan, the market rallied strongly as economic data indicated that deflation and the weak economy could finally be ending.

Performance Review

For the 12 months ended April 30, 2006, Class A shares of the Legg Mason Partners Hansberger Global Value Fund, excluding sales charges, returned 25.85%. These shares outperformed the Lipper Global Large-Cap Value Funds Category Average,1 which increased 21.97%. The Fund’s unmanaged benchmark, the MSCI ACWI Index, returned 26.49% for the same period.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended April 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 26 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         1

Performance Snapshot as of April 30, 2006 (excluding sales charges) (unaudited)

	6 months	12 months
Hansberger Global Value Fund — Class A Shares	19.51%	25.85%

MSCI ACWI Index	17.37%	26.49%

Lipper Global Large-Cap Value Category Average	14.90%	21.97%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower.

Excluding sales charges, Class B shares returned 19.18% and Class C shares returned 19.05% over the six months ended April 30, 2006. Excluding sales charges, Class B shares returned 24.97% and Class C shares returned 24.85% over the twelve months ended April 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended April 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 26 funds for the six-month period and among the 26 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund’s exposure to emerging markets and Japan was the leading contributor to performance over the past twelve months. In emerging markets, energy companies such as Brazil-based Petrobras and Russia-based Lukoil, were among the Fund’s top performers. Both companies benefited from the continued rise in prices for oil and natural gas, as well as relatively low valuations. The Fund’s holdings in Korea also performed well, as investors were attracted to the strong recovery in Korea’s domestic economy and the leverage of the country’s export-related companies to global economic growth. Samsung Electronics, a global manufacturer of information technology and consumer electronics products, and Kookmin Bank, the country’s largest bank, were two key holdings in Korea that performed well during the reporting period. Korean securities were no longer held in the Fund’s portfolio at the end of the reporting period.

In Japan, the Fund’s holdings outperformed the strong returns of the MSCI Japan Index. While the rally in Japanese equities was broad-based, the Fund’s holdings in Japanese financials and industrials performed especially well. The Fund’s investments in Sumitomo Trust and Banking and Nomura Holdings rose in anticipation that the Japanese economy was normalizing. Economically sensitive companies in the industrials sector, such as Marubeni Corp and Kawasaki Heavy, also made a positive contribution to performance.

2         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Q. What were the leading detractors from performance?

A. Investments in the consumer discretionary sector and in the UK were the most significant detractors from performance over the past year. In the consumer discretionary sector, Interpublic Group of Companies declined as investors worried that the loss of key personnel could negatively impact its earnings going forward. Another investment area in the consumer discretionary sector that detracted from performance was consumer electronics companies in Japan. Specifically, investments in Sony and Pioneer were hurt by the decline in prices for flat panel televisions. While volumes for these products have accelerated sharply over the past year, falling prices have hurt profitability and negatively impacted share prices.

In the UK, the key detractors from performance were also in the consumer discretionary sector. Compass Group, a global provider of cafeteria services, was hurt by continued weakness in various segments of its business in the Middle East and in the UK. In addition, home improvement retailer Kingfisher fell as investors worried that a slower UK housing market could negatively impact the company’s earnings.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the past year, we have added to the Fund’s exposure in Japan. We were attracted to a number of companies in the country that appear to be well positioned to benefit from what appears to be a sustainable economic recovery following years of weak economic performance and declining prices. At the end of the reporting period, the Fund was overweight the Japanese market vis-à-vis the benchmark MSCI ACWI Index.

Thank you for your investment in the Legg Mason Partners Hansberger Global Value Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Ronald W. Holt, Jr.	Aureole L.W. Foong
President & Director of Research, Hansberger Global Investors, Inc.	Managing Director—Emerging Market Research, Hansberger Global Investors, Inc.

May 25, 2006

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of April 30, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Carrefour SA (2.1%), Investors Financial Services Corp. (1.9%), Vodafone Group PLC (1.9%), Teradyne Inc. (1.8%), Weichai Power Co., Ltd (1.8%), Vivendi Universal SA (1.6%), Nintendo Co. Ltd (1.6%), Total SA (1.5%), France Telecom SA (1.5%) and Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (1.4%). Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2006 were: Financials (27.7%), Information Technology (15.8%), Consumer Discretionary (14.9%), Health Care (10.2%) and Industrials (8.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund is subject to certain risks of overseas investing, not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The MSCI (“ACWI”) Index represents the performance of 47 markets in both the developed and emerging markets in Africa, Europe, North America and South America.

4         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2005 and held for the six months ended April 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	19.51%	$1,000.00	$1,195.10	1.63%	$8.87

Class B	19.18	1,000.00	1,191.80	2.35	12.77

Class C	19.05	1,000.00	1,190.50	2.45	13.31

(1)	For the six months ended April 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,016.71	1.63%	$8.15

Class B	5.00	1,000.00	1,013.14	2.35	11.73

Class C	5.00	1,000.00	1,012.65	2.45	12.23

(1)	For the six months ended April 30, 2006.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 4/30/06	25.85%	24.97%	24.85%

Five Years Ended 4/30/06	6.26	5.48	5.41

Inception* through 4/30/06	4.33	3.55	3.50

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 4/30/06	19.60%	19.97%	23.85%

Five Years Ended 4/30/06	5.18	5.32	5.41

Inception* through 4/30/06	3.69	3.55	3.50

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 4/30/06)	42.56%

Class B (Inception* through 4/30/06)	33.83

Class C (Inception* through 4/30/06)	33.37

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	The inception date for Class A, B and C shares is December 19, 1997.

8         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the Legg Mason Partners Hansberger Global Value Fund vs. MSCI ACWI (All Country World Index) Index† (December 1997 — April 2006)

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares at inception on December 19, 1997, assuming deduction of the maximum sales charge of 5.00% for Class A shares at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through April 30, 2006. The MSCI ACWI (All Country World Index) Index represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Emerging markets represent approximately 9.5% and the Index excludes shares which are not readily purchased by non-local investors. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         9

Schedule of Investments (April 30, 2006)

LEGG MASON PARTNERS HANSBERGER GLOBAL VALUE FUND

Shares	Security	Value

COMMON STOCKS — 98.8%
Australia — 1.0%
11,586	Westpac Banking Corp.	$220,767

Brazil — 2.1%
5,000	Companhia Vale do Rio Doce, Sponsored ADR	222,400
2,643	Petroleo Brasileiro SA, Sponsored ADR	261,208

	Total Brazil	483,608

Canada — 3.0%
5,000	Alcan Inc., New York Shares	261,300
22,763	Celestica Inc.*	256,311
2,800	Inco Ltd.	158,116

	Total Canada	675,727

China — 4.7%
300,000	Datang International Power Generation Co., Ltd.	212,817
440,000	Denway Motors Ltd.	178,766
171,000	Weichai Power Co., Ltd.	403,616
304,000	Yanzhou Coal Mining Co., Ltd., Class H Shares	256,825

	Total China	1,052,024

France — 11.0%
6,330	Axa	232,449
246	BNP Paribas*	22,467
2,461	BNP Paribas SA	232,688
8,184	Carrefour SA	475,023
14,000	France Telecom SA	327,126
11,500	STMicroelectronics NV	211,513
6,400	Suez SA	251,985
1,210	Total SA	334,816
10,100	Vivendi Universal SA	368,977

	Total France	2,457,044

Germany — 1.1%
2,118	E.ON AG	258,088

Greece — 0.9%
7,000	Folli-Follie SA	199,527

Hong Kong — 0.9%
235,000	Johnson Electric Holdings Ltd.	198,532

Israel — 1.7%
10,000	Check Point Software Technologies Ltd.*	193,500
7,000	Syneron Medical Ltd.*	181,090

	Total Israel	374,590

See Notes to Financial Statements.

10         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)

Shares	Security	Value

Italy — 2.3%
9,542	Eni SpA	$291,498
31,500	UniCredito Italiano SpA	237,391

	Total Italy	528,889

Japan — 14.1%
21,000	Ajinomoto Co. Inc.	261,727
15,000	Asahi Glass Co., Ltd.	211,997
29,000	Bank of Yokohama Ltd.	227,616
4,100	Canon Inc.	313,874
16,000	Chugoku Bank Ltd.	251,725
32,000	Joyo Bank	214,880
9,900	JS Group Corp.	220,580
40,000	Marubeni Corp.	230,631
2,400	Nintendo Co., Ltd.	358,603
19,000	Nissan Motor Co., Ltd.	249,993
14,000	Nomura Holdings Inc.	316,853
28,000	Sumitomo Trust & Banking Co., Ltd.	298,273

	Total Japan	3,156,752

Netherlands — 1.0%
5,700	ING Groep NV, CVA	232,124

Russia — 1.2%
2,900	LUKOIL, Sponsored ADR	262,740

Singapore — 1.1%
21,213	DBS Group Holdings Ltd.	238,831

Spain — 1.0%
14,500	Banco Santander Central Hispano SA	224,957

Switzerland — 4.3%
4,300	Lonza Group AG, Registered Shares	304,854
800	Nestle SA	243,787
3,727	Novartis AG	213,636
300	Serono SA	196,737

	Total Switzerland	959,014

Taiwan — 1.4%
31,000	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	324,880

Thailand — 1.2%
1,150,000	Land & Houses Public Company Ltd.	269,687

United Kingdom — 12.2%
4,000	AstraZeneca PLC	220,808
17,129	BP PLC	211,112
23,000	British Sky Broadcasting Group PLC	220,198
40,000	Cattles PLC	275,099
8,178	GlaxoSmithKline PLC	231,830
11,241	HBOS PLC	197,114
17,600	HSBC Holdings PLC	300,100

See Notes to Financial Statements.

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         11

Schedule of Investments (April 30, 2006) (continued)

Shares	Security	Value

United Kingdom — 12.2% (continued)
56,646	Kingfisher PLC	$232,459
33,000	Reuters Group PLC	233,871
6,400	Royal Bank of Scotland Group PLC	208,827
176,321	Vodafone Group PLC	415,993

	Total United Kingdom	2,747,411

United States — 32.6%
4,300	AllianceBernstein Holding LP	277,135
4,390	American International Group Inc.	286,448
4,302	Bank of America Corp.	214,756
7,104	Baxter International Inc.	267,821
12,054	Boston Scientific Corp.*	280,135
15,500	Cisco Systems Inc.*	324,725
7,609	Eastman Kodak Co.	205,139
12,355	Gap Inc.	223,502
7,992	General Electric Co.	276,443
5,799	Home Depot Inc.	231,554
3,727	International Business Machines Corp.	306,881
21,494	Interpublic Group of Cos. Inc.*	205,913
9,000	Investors Financial Services Corp.	430,740
8,717	Jones Apparel Group Inc.	299,429
6,700	JPMorgan Chase & Co.	304,046
5,496	Merck & Co. Inc.	189,172
3,613	Merrill Lynch & Co. Inc.	275,527
4,100	MetLife Inc.	213,610
9,728	Microsoft Corp.	234,931
8,083	Pfizer Inc.	204,743
20,425	Tellabs Inc.*	323,736
24,519	Teradyne Inc.*	413,390
82	TIMCO Aviation Services Inc.*	268
9,299	Tyco International Ltd.	245,029
16,000	UCBH Holdings Inc.	283,040
43,658	Unisys Corp.*	272,426
7,796	Walt Disney Co.	217,976
6,099	Wyeth	296,838

	Total United States	7,305,353

	TOTAL COMMON STOCKS (Cost — $17,957,929)	22,170,545

Warrants
WARRANTS — 0.0%
1,307	TIMCO Aviation Services Inc., Expires 2/27/07*(a)(b) (Cost — $1)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $17,957,930)	22,170,545

See Notes to Financial Statements.

12         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENT — 1.0%
Repurchase Agreement — 1.0%
$217,000	State Street Bank & Trust Co., dated 4/28/06, 4.250% due 5/1/06; Proceeds at maturity — $217,077; (Fully collateralized by U.S. Treasury Bonds, 8.875% due 2/15/19; Market value — $223,136) (Cost — $217,000)	$217,000

	TOTAL INVESTMENTS — 99.8% (Cost — $18,174,930#)	22,387,545
	Other Assets in Excess of Liabilities — 0.2%	38,335

	TOTAL NET ASSETS — 100.0%	$22,425,880

*	Non-income producing security.
(a)	Illiquid security.
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is $18,179,450.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
CVA	— Certificaaten van aandelen (Share Certificates)

Summary of Investments by Sector**
Financials	27.7%
Information Technology	15.8
Consumer Discretionary	14.9
Health Care	10.2
Industrials	8.0
Energy	6.1
Materials	5.4
Consumer Staples	4.4
Telecommunication Services	3.3
Utilities	3.2
Short-Term Investment	1.0

100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of April 30, 2006 and are subject to change.

See Notes to Financial Statements.

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         13

Statement of Assets and Liabilities (April 30, 2006)

ASSETS:
Investments, at value (Cost — $18,174,930)	$22,387,545
Foreign currency, at value (Cost — $5,297)	5,364
Cash	350
Dividends and interest receivable	136,069
Receivable for Fund shares sold	9,347
Prepaid expenses	16,601

Total Assets	22,555,276

LIABILITIES:
Payable for Fund shares repurchased	55,630
Distribution fees payable	3,351
Investment management fee payable	2,067
Directors’ fees payable	786
Accrued expenses	67,562

Total Liabilities	129,396

Total Net Assets	$22,425,880

NET ASSETS:
Par value (Note 6)	$1,518
Paid-in capital in excess of par value	36,389,296
Undistributed net investment income	14,060
Accumulated net realized loss on investments and foreign currency transactions	(18,204,846)
Net unrealized appreciation on investments and foreign currencies	4,225,852

Total Net Assets	$22,425,880

Shares Outstanding:
Class A	916,989

Class B	311,096

Class C	289,860

Net Asset Value:
Class A (and redemption price)	$14.93

Class B *	$14.56

Class C *	$14.52

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$15.72

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Statement of Operations (For the year ended April 30, 2006)

INVESTMENT INCOME:
Dividends	$897,005
Income from securities lending	27,274
Interest	13,743
Less: Foreign taxes withheld	(57,202)

Total Investment Income	880,820

EXPENSES:
Investment management fee (Note 2)	273,934
Distribution fees (Notes 2 and 4)	133,158
Shareholder reports (Note 4)	55,720
Registration fees	53,767
Custody fees	30,463
Legal fees	27,231
Audit and tax	26,753
Transfer agent fees (Notes 2 and 4)	23,089
Directors’ fees	6,790
Insurance	5,669
Miscellaneous expenses	16,675

Total Expenses	653,249
Less: Fee waivers and/or expense reimbursements (Notes 2 and 9)	(137,513)

Net Expenses	515,736

Net Investment Income	365,084

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	18,112,995
Foreign currency transactions	(76,283)

Net Realized Gain	18,036,712

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(11,888,378)
Foreign currencies	(1,821)

Change in Net Unrealized Appreciation/Depreciation	(11,890,199)

Net Gain on Investments and Foreign Currency Transactions	6,146,513

Increase in Net Assets From Operations	$6,511,597

See Notes to Financial Statements.

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         15

Statements of Changes in Net Assets (For the years ended April 30,)

	2006	2005
OPERATIONS:
Net investment income	$365,084	$2,117,926
Net realized gain	18,036,712	20,691,455
Change in net unrealized appreciation/depreciation	(11,890,199)	(10,986,221)

Increase in Net Assets From Operations	6,511,597	11,823,160

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(900,000)	(1,650,586)

Decrease in Net Assets From Distributions to Shareholders	(900,000)	(1,650,586)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	7,383,180	2,616,809
Reinvestment of distributions	847,902	39,244
Cost of shares repurchased	(129,701,490)	(49,968,724)

Decrease in Net Assets From Fund Share Transactions	(121,470,408)	(47,312,671)

Decrease in Net Assets	(115,858,811)	(37,140,097)
NET ASSETS:
Beginning of year	138,284,691	175,424,788

End of year*	$22,425,880	$138,284,691

* Includes undistributed net investment income of:	$14,060	$485,439

See Notes to Financial Statements.

16         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended April 30:

Class A Shares(1)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.44		$11.73	$8.67	$10.86	$11.79

Income (Loss) From Operations:
Net investment income	0.08		0.11	0.04	0.06	0.04
Net realized and unrealized gain (loss)	3.06		0.67	3.09	(2.20)	(0.94)

Total Income (Loss) From Operations	3.14		0.78	3.13	(2.14)	(0.90)

Less Distributions From:
Net investment income	(0.65)		(0.07)	(0.07)	(0.05)	(0.03)

Total Distributions	(0.65)		(0.07)	(0.07)	(0.05)	(0.03)

Net Asset Value, End of Year	$14.93		$12.44	$11.73	$8.67	$10.86

Total Return(2)	25.85%		6.63%	36.11%	(19.71)%	(7.61)%

Net Assets, End of Year (000s)	$13,690		$7,544	$7,679	$5,280	$7,704

Ratios to Average Net Assets:
Gross expenses	2.19%		1.67%	1.55%	1.54%	1.56%
Net expenses	1.64	(3)(4)	1.66 (3)	1.55	1.54	1.56
Net investment income	0.57		0.89	0.33	0.65	0.35

Portfolio Turnover Rate	35%		26%	27%	36%	43%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(4)	Effective May 27, 2005, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 1.66%.

See Notes to Financial Statements.

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         17

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended April 30:

Class B Shares(1)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.14		$11.47	$8.49	$10.66	$11.62

Income (Loss) From Operations:
Net investment income (loss)	(0.01)		0.02	(0.05)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	2.98		0.65	3.03	(2.16)	(0.92)

Total Income (Loss) From Operations	2.97		0.67	2.98	(2.17)	(0.96)

Less Distributions From:
Net investment income	(0.55)		—	—	—	—

Total Distributions	(0.55)		—	—	—	—

Net Asset Value, End of Year	$14.56		$12.14	$11.47	$8.49	$10.66

Total Return(2)	24.97%		5.84%	35.10%	(20.36)%	(8.26)%

Net Assets, End of Year (000s)	$4,529		$9,594	$10,937	$8,831	$13,993

Ratios to Average Net Assets:
Gross expenses	3.21%		2.42%	2.34%	2.31%	2.31%
Net expenses	2.39	(3)(4)	2.41 (3)	2.34	2.31	2.31
Net investment income (loss)	(0.06)		0.13	(0.45)	(0.13)	(0.33)

Portfolio Turnover Rate	35%		26%	27%	36%	43%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(4)	Effective May 27, 2005, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B shares will not exceed 2.41%.

See Notes to Financial Statements.

18         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended April 30:

Class C Shares(1)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.11		$11.46	$8.49	$10.65	$11.62

Income (Loss) From Operations:
Net investment income (loss)	(0.03)		0.00 (2)	(0.05)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	2.98		0.65	3.02	(2.15)	(0.93)

Total Income (Loss) From Operations	2.95		0.65	2.97	(2.16)	(0.97)

Less Distributions From:
Net investment income	(0.54)		—	—	—	—

Total Distributions	(0.54)		—	—	—	—

Net Asset Value, End of Year	$14.52		$12.11	$11.46	$8.49	$10.65

Total Return(3)	24.85%		5.67%	34.98%	(20.28)%	(8.35)%

Net Assets, End of Year (000s)	$4,207		$3,799	$4,389	$3,189	$4,680

Ratios to Average Net Assets:
Gross expenses	3.17%		2.50%	2.37%	2.34%	2.35%
Net expenses	2.48	(4)(5)	2.49 (4)	2.37	2.34	2.35
Net investment income (loss)	(0.22)		0.03	(0.49)	(0.14)	(0.37)

Portfolio Turnover Rate	35%		26%	27%	36%	43%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(5)	Effective May 27, 2005, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares will not exceed 2.49%.

See Notes to Financial Statements.

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         19

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Hansberger Global Value Fund (formerly known as Smith Barney Hansberger Global Value Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Funds, Inc. (formerly known as Smith Barney Investment Funds Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

On June 29, 2006, the Board of Directors of the Fund approved the termination and liquidation of the Fund. The termination and liquidation will occur as soon as reasonably practical once the requisite shareholder approval has been obtained. Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. The Fund applies U.S. generally accepted accounting principles (“GAAP”) for investment companies which requires assets be recorded at fair value and is materially consistent with the liquidation basis of accounting.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

20         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Notes to Financial Statements (continued)

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         21

Notes to Financial Statements (continued)

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the year ended April 30, 2006, the following reclassifications have been made:

22         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Notes to Financial Statements (continued)

	Undistributed Net Investment Income	Accumulated Net Realized Losses	Paid-in Capital
(a)	—	$(14,139,407)	$14,139,407

(b)	$63,537	(63,537)	—

(a)	Reclassifications are primarily due to a book/tax difference in the treatment of an in-kind distribution of securities.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (the “Manager” or “SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract and sub-advisory contract to terminate. The Fund’s shareholders previously approved (1) a new investment management contract between the Fund and the Manager, and (2) a new sub-advisory agreement with Hansberger Global Investors, Inc. (“Hansberger”), both of which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to October 1, 2005, the Fund paid the Manager a fee calculated at an annual rate of 0.95% of the Fund’s average daily net assets. This fee was calculated daily and paid monthly.

Effective October 1, 2005 and continuing under the new investment management agreement, the Fund pays the manager an investment management fee calculated daily and payable monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

SBFM has a sub-advisory agreement with Hansberger. Pursuant to the sub-advisory agreement, Hansberger is responsible for the day-to-day portfolio operations and investment decisions of the Fund. SBFM (and not the Fund) pays Hansberger a fee of 0.50% of the Fund’s average daily net assets for the services Hansberger provides as sub-adviser. Under the new sub-advisory agreement with Hansberger, effective December 1, 2005, the Manager continues to pay Hansberger a fee of 0.50% of the Fund’s average daily net assets.

Smith Barney Allocation Series Inc. (“Allocation Series”), also managed by SBFM or one of its affiliates, owned substantially all of the Fund’s outstanding Class Y shares, which

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         23

Notes to Financial Statements (continued)

represented approximately 85% of the total net assets of the Fund. On May 27, 2005, all Class Y shares were redeemed. In connection with this redemption, SBFM instituted voluntary expense limitations of 1.66%, 2.41% and 2.49% on the Fund’s Class A, B and C shares, respectively. These expense limitations became effective on May 27, 2005 and can be terminated at any time by SBFM. During the year ended April 30, 2006, the Manager waived and/or reimbursed expenses amounting to $137,513.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended April 30, 2006, the Fund paid transfer agent fees of $17,289 to CTB.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended April 30, 2006, LMIS, and CGM and its affiliates received sales charges of approximately $9,000 on sales of the Fund’s Class A shares. In addition, for the period ended April 30, 2006, CDSCs paid to LMIS, and CGM and its affiliates were approximately:

	Class B	Class C
CDSCs	$17,000	$0	*

*	Amount represents less than $1,000.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

24         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$10,332,794

Sales	130,111,500

At April 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,838,481
Gross unrealized depreciation	(630,386)

Net unrealized appreciation	$4,208,095

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended April 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$24,706	$9,345	$17,252
Class B	70,032	8,956	24,944
Class C	38,420	4,777	13,465
Class Y†	—	11	59

Total	$133,158	$23,089	$55,720

†	On May 27, 2005, Class Y shares were liquidated.

5.	Distributions to Shareholders by Class

	Year Ended April 30, 2006	Year Ended April 30, 2005
Net Investment Income
Class A	$538,758	$41,116
Class B	208,970	—
Class C	152,272	—
Class Y†	—	1,609,470

Total	$900,000	$1,650,586

†	On May 27, 2005, Class Y shares were liquidated.

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         25

Notes to Financial Statements (continued)

6.	Capital Shares

At April 30, 2006, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended April 30, 2006		Year Ended April 30, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	456,662	$6,140,078	109,233	$1,344,603
Shares issued on reinvestment	38,280	514,870	3,160	39,244
Shares repurchased	(184,289)	(2,488,509)	(160,521)	(1,935,142)

Net Increase (Decrease)	310,653	$4,166,439	(48,128)	$(551,295)

Class B
Shares sold	57,055	$773,124	66,365	$800,476
Shares issued on reinvestment	15,111	198,712	—	—
Shares repurchased	(551,600)	(7,157,198)	(229,440)	(2,741,380)

Net Decrease	(479,434)	$(6,185,362)	(163,075)	$(1,940,904)

Class C
Shares sold	35,052	$469,978	39,654	$471,730
Shares issued on reinvestment	10,238	134,320	—	—
Shares repurchased	(69,083)	(900,947)	(109,123)	(1,312,091)

Net Decrease	(23,793)	$(296,649)	(69,469)	$(840,361)

Class Y†
Shares repurchased	(9,405,991)	$(119,154,836)	(3,546,995)	$(43,980,111)

Net Decrease	(9,405,991)	$(119,154,836)	(3,546,995)	$(43,980,111)

†	On May 27, 2005, Class Y shares were liquidated.

7.	Redemptions-In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended April 30, 2006, the Fund had redemptions-in-kind with total proceeds in the amount of $94,542,915. The net realized gains on these redemptions-in-kind amounted to $14,139,407, which will not be realized for tax purposes.

26         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Notes to Financial Statements (continued)

8.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30 was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$900,000	$1,650,586

As of April 30, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$14,060
Capital loss carryforward(*)	(18,527,702)
Other book/tax temporary differences(a)	327,376
Unrealized appreciation/(depreciation)(b)	4,221,332

Total Accumulated Earnings/(Losses) — Net	$(13,964,934)

(*)	During the taxable year ended April 30, 2006, the Fund utilized $3,510,912 of its capital loss carryforward available from prior years. As of April 30, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
4/30/08	$(849,215)
4/30/10	(1,144,805)
4/30/11	(16,533,682)

$(18,527,702)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         27

Notes to Financial Statements (continued)

Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

28         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Notes to Financial Statements (continued)

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SBFM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, SBFM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

11.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         29

Notes to Financial Statements (continued)

based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

12.	Subsequent Event

At a meeting held on June 29, 2006, the Board of Directors of Legg Mason Partners Hansberger Global Value Fund (the “Fund”) has approved the termination and liquidation of the Fund. The termination and liquidation will occur as soon as reasonably practical once the requisite shareholder approval has been obtained.

The Board intends to seek approval of the termination and liquidation of the Fund from its shareholders. Until such approval is received, the Fund’s assets will continue to be invested in accordance with the Fund’s investment objective.

30         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Investment Funds, Inc. (formerly Smith Barney Investment Funds Inc.):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Hansberger Global Value Fund (formerly Smith Barney Hansberger Global Value Fund), a series of Legg Mason Partners Investment Funds, Inc. as of April 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Hansberger Global Value Fund, as of April 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 29, 2006

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         31

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Hansberger Global Value Fund (formerly known as Smith Barney Hansberger Global Value Fund) (“Fund”) are managed under the direction of the Legg Mason Partners Investment Funds, Inc. (formerly known as Smith Barney Investment Funds Inc.) (“Company”) Board of Directors. Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Paul R. Ades Paul R. Ades, PLLC 181 West Main Street Suite C Babylon, NY 11702 Birth Year: 1940	Director	Since 1994	Law Firm of Paul R. Ades, PLLC (from April 2000 to Present)	15	None

Dwight B. Crane Harvard Business School Soldiers Field Baker Library #337 Boston, MA 02163 Birth Year: 1937	Director	Since 1981	Professor, Harvard Business School	46	None

Frank G. Hubbard c/o Legg Mason Partners Funds 125 Broad Street New York, NY 10004 Birth Year: 1937	Director	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	15	None

Jerome H. Miller c/o Legg Mason Partners Funds 125 Broad Street New York, NY 10004 Birth Year: 1938	Director	Since 1998	Retired	15	None

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Birth Year: 1942	Director	Since 1994	President of Young Stuff Apparel Group, Inc. (since 1963)	15	None

32         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	169	Trustee, Consulting Group Capital Markets Funds

Officers:
Andrew B. Shoup Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of Legg Mason; Senior Vice President and Chief Administrative Officer of mutual funds associated with Legg Mason; Formerly, Head of International Funds Administration of Legg Mason or its predecessors (from 2001 to 2003)	N/A	N/A

Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Controller of certain mutual funds associated with Legg Mason (from 2002 to 2004)	N/A	N/A

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         33

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason; (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason; Assistant Controller of mutual funds associated with certain predecessor firms of Legg Mason (from 2001 to 2005); Accounting Manager of CAM (from 1996 to 2001)	N/A	N/A

34         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A
*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         35

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management and Sub-advisory agreements and 2) to elect Directors of Legg Mason Partners Investment Funds, Inc. The following tables provide the number of votes cast for or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

1. Approval of New Management and Sub-advisory Agreements

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	752,611.950	14,150.315	41,211.884	73,290.000
New Sub-advisory Agreement	761,745.591	13,497.607	32,730.951	73,290.000

2. Election of Directors†

Nominees	Votes For	Authority Withheld	Abstentions	Broker Non-Votes
Paul R. Ades	154,295,546.159	5,699,406.286	1,101,216.604	0.000
Dwight B. Crane	154,269,645.182	5,725,307.263	1,101,216.604	0.000
Frank G. Hubbard	154,276,889.022	5,718,063.423	1,101,216.604	0.000
Jerome H. Miller	154,266,400.237	5,728,552.208	1,101,216.604	0.000
Ken Miller	154,326,232.680	5,668,719.765	1,101,216.604	0.000
R. Jay Gerken	154,204,059.413	5,790,893.032	1,101,216.604	0.000

†	Directors are elected by the shareholders of all of the series of the Company of which the Fund is a series.

36         Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended April 30, 2006:

Record Date:	12/27/2005
Payable Date:	12/28/2005

Qualified Dividend Income for Individuals	100.00%

Dividends Qualifying for the Dividends Received Deduction for Corporations	12.75%

Please retain this information for your records.

Legg Mason Partners Hansberger Global Value Fund 2006 Annual Report         37

Legg Mason Partners

Hansberger Global Value Fund

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering Compliance Officer

Steven Frank

Controller

OFFICERS (continued)

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

SUB-INVESTMENT ADVISER

Hansberger Global Investors, Inc.

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Hansberger Global Value Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD01490 6/06	SR06-73

Legg Mason Partners Hansberger Global Value Fund

The Fund is a series of Legg Mason Partners Investment Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS HANSBERGER GLOBAL VALUE FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information an how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will be continue to be listed under the Fund’s former Smith Barney Investment Funds Inc. — Smith Barney Hansberger Global Value Fund name.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerome H. Miller, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Miller as the Audit Committee’s financial expert. Mr. Miller is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2005 and April 30, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $183,250 in 2005 and $134,250 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2005 and April 30, 2006 in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and were $7,500 in 2005 and $4,000 in 2006, reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Investment Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $29,700 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Investment Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Investment Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Investment Funds, Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Investment Funds, Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.

Date:	July 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.

Date:	July 7, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Investment Funds, Inc.

Date:	July 7, 2006